UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2626 Cole Avenue, Suite 300

Dallas, Texas

75204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable Warrant, and one Right	FXCOU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC

Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC

Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2021, Financial Strategies Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,005,000 units (the “Public Units”), which included the exercise in full of the underwriters’ option to purchase an additional 1,305,000 Public Units to cover over-allotments. Each Public Unit consists of one share of Class A common stock of the Company, $0.0001 par value per share (the “Common Stock”), one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, and one right (the “Public Right”), with each Public Right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation by the Company of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $105,000,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-260434), as amended (the “Registration Statement”), and are included as Exhibits 1.1, 1.2, 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K:

●	an Underwriting Agreement, dated December 9, 2021, between the Company and I-Bankers Securities, Inc. (the “I-Bankers”), as representative of the underwriters.

●	A Business Combination Marketing Agreement, dated December 9, 2021, between the Company and I-Bankers.

●	a Warrant Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent.

●	a Rights Agreement, dated December 9, 2021, between the Company and Continental, as rights agent.

●	A Letter Agreement, dated December 9, 2021, by and among the Company and the signatories thereto.

●	an Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental, as trustee.

●	a Registration Rights Agreement, dated December 9, 2021, by and among the Company, I-Bankers and the parties listed under “Investors” on the signature page thereto.

●	a Private Placement Units Purchase Agreement, dated December 9, 2021, between the Company, FSC Sponsor LLC and the parties identified on Schedule I attached thereto.

On December 14, 2021, the Company issued an aggregate of 373,750 shares of Common Stock (the “Representative’s Shares”) to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of its over-allotment option. I-Bankers has agreed not to transfer, assign or sell any of the Representative’s Shares without the Company’s prior written consent until the completion of the Company’s initial business combination. In addition, I-Bankers (and/or its designees) has agreed (i) to vote such shares in favor of any proposed business combination, (ii) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (iii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of this offering if we extend the period of time to consummate a business combination, as described in more detail in the Registration Statement). The Representative’s Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the commencement date of sales in the IPO pursuant to FINRA Rule 5110(e)(1)..

On December 14, 2021, the Company issued warrants to purchase an aggregate of 800,400 shares of Common Stock, exercisable at $12.00 per share (the “Representative’s Warrants”), to I-Bankers in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of its over-allotment option. The Representative’s Warrants  may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the Registration Statement and the closing of the Company’s initial business combination and terminating on the fifth anniversary of the commencement of sales in the IPO. The Representative’s Warrants and such shares purchased pursuant to the Representative’s Warrants have been deemed compensation by FINRA are subject to a lock-up for a period of 180 days immediately following the commencement of sales in the IPO pursuant to FINRA Rule 5110(e)(10). The Representative’s Warrants grant to holders certain demand and “piggy-back” registration rights for periods of five and seven years, respectively, from the commencement of sales in the IPO with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Common Stock issuable upon exercise of the Representative’s Warrants.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Public Units, the Company completed the private sale of 504,950 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit to certain private investors, generating gross proceeds of $5,049,500 (such sale, the “Private Placement”).

Each Private Placement Unit consists of one share of Common Stock (the “Private Placement Share”), one redeemable warrant (the “Private Placement Warrant”) to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment, and one right (the “Private Placement Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation by the Company of an initial business combination. The Private Placement Warrants are substantially similar to the Public Warrants, except that the Private Placement Warrants, so long as they are held by the Company’s co-sponsors, initial stockholders or their permitted transferees, (i) will not be redeemable by us, (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On December 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, and is incorporated by reference herein. On December 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and that the underwriters had fully exercised their option to purchase additional Public Units to cover over-allotments, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01. Other Events.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $101,050,500 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders with Continental acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund taxes payable and up to $100,000 to pay dissolution expenses, or upon the redemption by public stockholders of Common Stock in connection with certain amendments to the Company’s Amended and Restated Certificate of Incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Public Shares and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 12 months (or, if extended by resolution of the Company’s board of directors, up to 18 months) from the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated December 9, 2021, between the Company and I-Bankers, as representative of the underwriters.

1.2	Business Combination Marketing Agreement, dated December 9, 2021, between the Company and I-Bankers.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 9, 2021, between the Company and Continental, as warrant agent.

4.2	Rights Agreement, dated December 9, 2021, between the Company and Continental, as rights agent.

10.1	Form of Letter Agreement, dated December 9, 2021, by and among the Company and the signatories thereto (as previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed on November 24, 2021).

10.2	Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental, as trustee.

10.3	Form of Registration Rights Agreement, dated December 9, 2021, by and among the Company, I-Bankers and the parties listed under “Investors” on the signature page thereto (as previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1/A filed on November 24, 2021).

10.4	Form of Private Placement Units Purchase Agreement, dated December 9, 2021, by and among the Company, FSC Sponsor LLC and the parties identified on Schedule I attached thereto (as previously filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1/A filed on November 24, 2021).

99.1	Press Release, issued December 9, 2021 (furnished pursuant to Item 7.01).

99.2	Press Release, issued December 14, 2021 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Jamie Khurshid
Name:	Jamie Khurshid
Title:	Chief Executive Officer